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                                                                     Exhibit 4.1


                             [CERTIFICATE OF STOCK]

COMMON STOCK                                                COMMON STOCK

  NUMBER                                                       SHARES
  AXNT                              ACCENT

INCORPORATED UNDER THE LAWS                                 SEE REVERSE FOR
  OF THE STATE OF DELAWARE                                 CERTAIN DEFINITIONS

                                                               CUSIP 00430N 10 9

This Certifies that

                                     ACCENT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.00001 PAR VALUE, OF

=============================ACCENT OPTICAL TECHNOLOGIES, INC.==================

transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon the surrender of this certificate properly endorsed.

  This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

  In Witness Whereof, the Corporation has caused the facsimile signatures of its duly authorized officers and its seal to be hereunto affixed.


COUNTERSIGNED AND REGISTERED
     MELLON INVESTOR SERVICES LLC
          TRANSFER AGENT AND REGISTRAR

BY
                                   AUTHORIZED SIGNATURE

Date:
          /s/ Reid Langrill                            /s/ Bruce C. Rhine

          ASSISTANT SECRETARY                               PRESIDENT

                        ACCENT OPTICAL TECHNOLOGIES INC.
                                    DELAWARE
                                   CORPORATE
                                      SEAL

(C) NORTHERN BANK NOTE COMPANY


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                        ACCENT OPTICAL TECHNOLOGIES, INC.

      The Corporation will furnish to any stockholder upon request and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class of shares authorized to be issued and the variations in the relative rights and preferences between the shares of each series of a class of shares so far as the same have been fixed and determined and the authority of the board of directors to fix and determine the relative rights and preferences of the subsequent series.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-    as tenants in common
TEN ENT-    as tenants by the entireties
JT TEN-     as joint tenants with right of
            survivorship and not as tenants
            in common

UNIF GIFT MIN ACT-_____________ Custodian ____________
                     (Cust)                  (Minor)

                   under Uniform Gifts to Minors

                   Act _______________________________
                                  (State)

UNIF TRF MIN ACT-  _____________ Custodian (until age ____)
                     (Cust)

                   ___________________ under Uniform Transfers
                        (Minor)

                   to Minors Act _________________________
                                          (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, _________________________________________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------


------------------------------------


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________

________________________________________________________________________________

_____________________________________________________________________ Shares of
the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated__________________


________________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


By
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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.